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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              BERMUDA                                      NOT APPLICABLE
  (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)



                      Platinum Underwriters Holdings, Ltd.
                                 Clarendon House
                                 2 Church Street
                                 Hamilton HM 11
                                     Bermuda
                                 (441) 295-5950
                    (Address of principal executive offices)


If this form relates to the registration of       If this form relates to the
a class of securities pursuant to Section         registration of a class of
12(b) of the Exchange Act and is effective        securities pursuant to
pursuant to General Instruction A.(c),            Section 12(g) of the Exchange
check the following box. |X|                      Act and is  effective pursuant
                                                  to General Instruction  A.(d),
                                                  check the following box. |_|

     SECURITIES ACT REGISTRATION STATEMENT FILE NUMBERS TO WHICH THIS FORM
RELATES: 333-99019 AND 333-99019-01.

         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

         TITLE OF EACH CLASS                  NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                  EACH CLASS IS TO BE REGISTERED
         -------------------                  ------------------------------

        EQUITY SECURITY UNITS                 NEW YORK STOCK EXCHANGE, INC.

  SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:     NONE

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The class of securities to be registered hereby is the Equity Security Units of Platinum Underwriters Holdings, Ltd., a Bermuda corporation.

         For a description of the Equity Security Units, reference is made to the Registration Statement on Form S-1 of Platinum Underwriters Holdings, Ltd. and Platinum Underwriters Finance, Inc. (Registration Nos. 333-99019 and 333-99019-01), filed with the Securities and Exchange Commission (the "Commission") on August 30, 2002, as amended by Amendment No. 1, filed with the Commission on September 24, 2002, and Amendment No. 2, filed with the Commission on October 15, 2002, and the form of preliminary prospectus for the Equity Security Units included therein, which description is incorporated herein by reference. Definitive copies of the prospectus describing the Equity Security Units will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and shall be incorporated by reference into this Registration Statement on Form 8-A.


ITEM 2.  EXHIBITS.

EXHIBIT NO      DESCRIPTION
----------      -----------

   (1) Form of Indenture (incorporated by reference to Exhibit 4.2 of the Registration Statement on Form S-1 filed by Platinum Underwriters Holdings, Ltd and Platinum Underwriters Finance, Inc. on August 30, 2002 (File Nos. 333-99019 and
                333-99019-01)).

   (2) Supplemental Indenture to the Indenture described in Exhibit 1 (incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-1 filed by Platinum Underwriters Holdings, Ltd and Platinum Underwriters Finance, Inc. on August 30, 2002 (File Nos. 333-99019 and
                333-99019-01)).

   (3)          Form of Note (included in Exhibit 2).

   (4)          Form of Guarantee (included in Exhibit 2).

   (5) Purchase Contract Agreement (incorporated by reference to Exhibit 4.4 of the Registration Statement on Form S-1 filed by Platinum Underwriters Holdings, Ltd and Platinum Underwriters Finance, Inc. on August 30, 2002 (File Nos. 333-99019 and 333-99019-01)).

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   (6)          Pledge Agreement (incorporated by reference to
                Exhibit 4.5 of the Registration Statement on
                Form S-1 filed by Platinum Underwriters Holdings, Ltd and Platinum Underwriters Finance, Inc. on August 30, 2002 (File Nos. 333-99019 and
                333-99019-01)).

   (7)          Form of Normal Unit (included in Exhibit 5).

   (8)          Form of Stripped Unit (included in Exhibit 5).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                             PLATINUM UNDERWRITERS HOLDINGS, LTD.


                             By: /s/ JEROME T. FADDEN
                                ---------------------------------
                                Name:  Jerome T. Fadden
                                Title:  President and Chief Executive Officer





Date: October 18, 2002